Atlantica, Inc.

4685 S. Highland Drive, Suite 202, Salt Lake City, Utah 84117

Telephone: (801) 278-9424 Facsimile: (801) 278-9290

June 29, 2006

Tia L. Jenkins

U.S. Securities and Exchange Commission

Division of Corporation Finance

450 Fifth Street, NW

Washington, DC 20549

Re:	Atlantica, Inc., a Utah corporation (the “Company”)

Annual Report on Form 10-KSB-A1 for the calendar year ended December 31, 2005

Amended Quarterly Report on Form 10-QSB-A1 for the quarterly period ended March 31, 2006

File No. 0-24379

Dear Ms. Jenkins:

Attached hereto are the above-referenced Forms, which have been prepared in response to your comment letter, dated June 12, 2006. The margins of the amended Forms have been marked to indicate the revisions that have been made in response to the comment letter, with the numbers in the margins corresponding to the paragraph numbers of your letter and this letter. The paragraphs containing these revisions have also been marked with the standard  and  tags.

1.

The disclosure under the caption “Item 8A Controls and Procedures” of the Company’s Form 10-KSB-A1 has been revised to state that our disclosure controls and procedures are designed to provide reasonable assurance of achieving their objectives and that our certifying officers (President and Secretary) concluded our disclosure controls and procedures are effective at that reasonable assurance level. This section also discusses the reasons for this conclusion.

2.

The disclosure under the caption “Item 8A Controls and Procedures” of the Company’s Form 10-KSB-A1 has been clarified to state that the Company concluded that information required to be disclosed is recorded, processed, summarized and reported within the specified periods and is accumulated and communicated to management, including our President and Secretary, to allow for timely decisions regarding required disclosure of material information required to be included in our periodic Securities and Exchange Commission reports.

3.

The disclosure under the caption “Item 3 Controls and Procedures” of the Company’s Form 10-QSB-A1 has been revised in accordance with Comment No. 3 and reflects the same disclosures as set forth in the response to comment No. 1 above.

4.

The disclosure under the caption “Item 3 Controls and Procedures” of the Company’s Form 10-QSB-A1 has been revised to reflect that information is “recorded, processed, summarized, and reported” in accordance with Comment No. 4. Clarification that information is accumulated and communicated to management, including our President and Secretary (our certifying officers) has been added. Additionally, the reference to the certifying officer has been correct to reflect the Secretary rather than Chief Financial Officer.

Supplemental to the above responses the Company acknowledges that (1) the Company is responsible for the adequacy and accuracy of the disclosure in the filing; (2) staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and (3) the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Sincerely yours,

/s/ Duane S. Jenson

Duane S. Jenson